SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2003

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4500, 501 Merritt 7, Norwalk, Connecticut (Address of principal executive offices)	06856-4500 (Zip Code)

(203) 750-3000 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.        Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated April 24, 2003.

Item 9.        Regulation FD Disclosure and Information Being Provided Under Item 12.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s final rule; “Interim Guidance Regarding Form 8-K Item 11 and Item 12 Filing Requirements” (Release No. 34-47583).

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s first quarter 2003 earnings press release dated April 24, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ GEORGE H. PAIN

Name: George H. Pain
Title: Vice President, General Counsel and Secretary

Date: April 24, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated April 24, 2003.